Ex. 10.3

NINTH AMENDMENT TO ASSET PURCHASE AGREEMENT

THIS NINTH AMENDMENT TO ASSET PURCHASE AGREEMENT (“Amendment”) is made and entered into as of July 27, 2006, by and between SILVERLEAF RESORTS, INC., a Texas corporation ("Seller"), and ALGONQUIN WATER RESOURCES OF TEXAS, LLC, a Texas limited liability company; ALGONQUIN WATER RESOURCES OF MISSOURI, LLC, a Missouri limited liability company; ALGONQUIN WATER RESOURCES OF ILLINOIS, LLC, an Illinois limited liability company; ALGONQUIN WATER RESOURCES OF AMERICA, INC., a Delaware corporation; and ALGONQUIN POWER INCOME FUND, a Canadian income trust (collectively, the “Purchaser”).

WITNESSETH

WHEREAS, as of August 29, 2004, Seller and Purchaser entered into that certain Asset Purchase Agreement (the “Agreement”) pursuant to which Seller agreed to sell and Purchaser agreed to purchase certain water and sewer facilities owned by Seller (the “Real Property”); and

WHEREAS, pursuant to a First Amendment to Asset Purchase Agreement dated October 12, 2004, a Second Amendment to Asset Purchase Agreement dated October 20, 2004, a Third Amendment to Asset Purchase Agreement dated November 10, 2004, a Fourth Amendment to Asset Purchase Agreement dated November 12, 2004, a Fifth Amendment to Asset Purchase Agreement dated November 16, 2004, a Sixth Amendment to Asset Purchase Agreement dated November 30, 2004, a Seventh Amendment to Asset Purchase Agreement dated January, 2005, and an Eighth Amendment dated February 22, 2005, Seller and Purchaser agreed on certain modifications to the terms and conditions of the Agreement (hereinafter the Agreement as modified is referred to as the "Agreement"); and

WHEREAS, Seller and Purchaser desire to further modify the terms and conditions of the Agreement in order to extend the deadline by which Seller must obtain all necessary governmental approvals of the sale of the portion of the Assets located in Texas from the Texas regulatory agencies;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt, accuracy and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

1. Notwithstanding anything to the contrary contained in the Agreement, and in particular paragraph 7 of the Sixth Amendment to Asset Purchase Agreement, Seller and Purchaser hereby agree that the deadline by which Seller must obtain all necessary governmental approvals of the sale of that portion of the Assets which are located in Texas from the appropriate Texas regulatory agencies shall be extended by six (6) months to March 8, 2007.

Except as specifically set forth above, all terms and conditions of the Agreement shall remain in full force and effect. All capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment under seal, as of the date and year first above written.

SELLER:

SILVERLEAF RESORTS, INC., a Texas corporation

By:	/S/ JOE W. CONNER
Name:	Joe W. Conner
Its:	COO

PURCHASER:

ALGONQUIN WATER RESOURCES OF TEXAS, LLC, a Texas limited liability company

By:	/S/ EDWARD PAMATAT
Its:

ALGONQUIN WATER RESOURCES OF MISSOURI, LLC, a Missouri limited liability company

By:	/S/ EDWARD PAMATAT
Its:

ALGONQUIN WATER RESOURCES OF ILLINOIS, LLC, an Illinois limited liability company

By:	/S/ EDWARD PAMATAT
Its:

ALGONQUIN WATER RESOURCES OF AMERICA, INC., a Delaware corporation

By:	/S/ EDWARD PAMATAT
Its:

ALGONQUIN POWER INCOME FUND, a Canadian income trust

By:	/S/ EDWARD PAMATAT
Its: